Filed pursuant to Rule 497(a)

File No. 333-189307

Rule 482 Ad.

StoneCastle Financial Corp. Announces the Pricing of its Initial Public Offering

NEW YORK, New York – November 7, 2013 – StoneCastle Financial Corp. (“StoneCastle Financial” or the “Company”) announced today the pricing of its initial public offering of 4,400,000 shares of common stock at a price of $25.00 per share, raising $110.0 million in gross proceeds. In addition, StoneCastle Financial has granted the underwriters a 45-day option to purchase up to 660,000 additional shares of common stock from StoneCastle Financial to cover over-allotments, if any. The common stock is expected to begin trading on the NASDAQ Global Select Market on November 7, 2013 under the ticker symbol “BANX.”

The Company intends to use the net proceeds of this offering to purchase an initial portfolio of bank-issued preferred securities and make other new investments in community banks, among other things. In accordance with its investment objectives, StoneCastle Financial seeks to invest primarily in privately held and publicly traded community banks through preferred equity, subordinated debt and common equity in amounts generally ranging from $5 million to $20 million each.

Keefe, Bruyette & Woods, a Stifel Company, Baird and Oppenheimer & Co. are acting as joint book-running managers for the offering. BB&T Capital Markets, Halliday Financial, JMP Securities, Pershing LLC, Sterne Agee and Wunderlich Securities are acting as senior co-managers for the offering. Williams Trading LLC and Ascendiant Capital Markets, LLC are acting as co-managers for the offering. The shares are expected to be delivered to investors on November 13, 2013.

An investor should read StoneCastle Financial’s prospectus, dated November 6, 2013, carefully before investing. Investors are advised to consider carefully the investment objectives, risks and charges and expenses of StoneCastle Financial before investing. StoneCastle Financial’s prospectus contains this information and other important information about StoneCastle Financial.

A registration statement relating to this offering was declared effective by the Securities and Exchange Commission on November 6, 2013. This offering is being made only by means of a prospectus, copies of which may be obtained from Keefe, Bruyette & Woods, Inc., Attn: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019 or by telephone (800) 966-1559; from Robert W. Baird & Co. Incorporated, Attention: Syndicate Department, 777 East Wisconsin Ave., Milwaukee, WI 53202 or by telephone (800) 792-2473; or from Oppenheimer & Co. Inc., Attn: Syndicate Department, 85 Broad Street, 26th Floor, New York, NY 10004 or by telephone (212) 667-8563. The preliminary prospectus dated October 18, 2013, which has been filed with the Securities and Exchange Commission, contains this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About StoneCastle Financial

StoneCastle Financial is an SEC regulated, closed-end investment company established to serve as an investor in community banks seeking capital for organic growth, acquisitions, share repurchases and other refinancing activities. StoneCastle Financial targets its investments into community banks that have experienced management teams, stable earnings, sustainable markets and growth opportunities. Its primary investment objective is to provide stockholders with current income, and to a lesser extent, capital appreciation, through preferred equity, subordinated debt and common equity investments predominantly in U.S. domiciled community banks. StoneCastle Financial is managed by its external advisor StoneCastle Asset Management LLC.

Forward-Looking Statements

This press release contains statements that are not historical facts that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of shares of common stock, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in StoneCastle Financial’s filings with the Securities and Exchange Commission.

CONTACT:

Investor Relations:

Stephen Swett

203-682-8270

Public Relations:

Brian Ruby

203-682-8268

Source: StoneCastle Financial Corp.